UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

KinderCare Learning Centers, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-42137 (Commission File Number)	63-0941966 (IRS Employer Identification No.)
650 NE Holladay Street, Suite 1400 Portland, OR 97232 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (503) 872-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2004, KinderCare Learning Centers, Inc., issued a press release describing its results of operations for its first quarter of fiscal 2005. A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Exhibit 99.1 - Press release,dated October 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

KinderCare Learning Centers, Inc.
/s/ DAVID J. JOHNSON David J. Johnson, Chief Executive Officer and Chairman of the Board of Directors